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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ---------

                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934

               Date of Report: (Date of earliest event reported):
                      October 26, 1999 (October 26, 1999)


                                VERITAS DGC INC.
             (Exact name of Registrant as specified in its charter)




               DELAWARE                                 1-7427                             76-0343152
       (STATE OF INCORPORATION)                (COMMISSION FILE NUMBER)         (IRS EMPLOYER IDENTIFICATION NO.)




                          3701 KIRBY DRIVE, SUITE 112
                              HOUSTON, TEXAS 77098
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

                                 (713) 512-8300
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

                                (NOT APPLICABLE)
         (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)


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ITEM 5.  OTHER EVENTS

         The Registrant filed with the Securities and Exchange Commission (the "Commission") a registration statement on Form S-3 (File No. 333-86247) on August 31, 1999 (the "Registration Statement"), and a post-effective amendment no. 1 to the Registration Statement on September 24, 1999, pursuant to which the Registrant registered $200,000,000 aggregate principal amount of common stock, preferred stock and debt securities for offer and sale in accordance with Rule 415 and other applicable rules and provisions of the Securities Act of 1933, as amended.

         The Registrant proposes to publicly offer up to 2,000,000 shares (the "Shares") of its common stock, from time to time, covered by the Registration Statement. The form of the sales agency agreement to be used in connection with this offering is filed herewith as Exhibit 1.1.

         The sole purpose of this Form 8-K is to file the exhibits identified in Item 7(c) below as part of the Registrant's Registration Statement.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

                  (c)      Exhibits.

Exhibit No.                       Description


    1.1 Sales Agency Agreement between Veritas DGC Inc. and PaineWebber Incorporated, dated October 26, 1999.

    5.1 Opinion of Porter & Hedges, L.L.P. with respect to the legality of the Shares.






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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            VERITAS DGC INC.



Date:    October 26, 1999                   /s/ Anthony Tripodo
                                            ------------------------------------
                                            Anthony Tripodo
                                            Executive Vice President, Chief
                                            Financial Officer and Treasurer


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                               INDEX TO EXHIBITS

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
Exhibit No.                         Description
-----------                         -----------
    1.1 Sales Agency Agreement between Veritas DGC Inc. and PaineWebber Incorporated, dated October 26, 1999.

    5.1 Opinion of Porter & Hedges, L.L.P. with respect to the legality of the Shares.
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